Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

MONTHLY OPERATING REPORT

DEBTORS’ ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079)
Five Concourse Parkway, Suite 3000
Atlanta, GA 30328

HomeBanc Corp. (Case No. 07-11080)
Five Concourse Parkway, Suite 3000
Atlanta, GA 30328

HomeBanc Funding Corporation (Case No. 07-11081)
Five Concourse Parkway, Suite 3000
Atlanta, GA 30328

HomeBanc Funding Corporation II (Case No. 07-11082)
Five Concourse Parkway, Suite 3000
Atlanta, GA 30328

HMB Acceptance Corporation (Case No. 07-11083)
Five Concourse Parkway, Suite 3000
Atlanta, GA 30328

HMB Mortgage Partners, LLC (Case No. 07-11084)
Five Concourse Parkway, Suite 3000
Atlanta, GA 30328

REPORT PREPARER:	Homebanc Mortgage Corporation and Debtor
Subsidiaries

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:
Donald R. Ramon
Senior Vice President and Controller

Date:	March , 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

TABLE OF CONTENTS

I.	Consolidating Balance Sheets (unaudited)

II.	Consolidating Statements of Operations (unaudited)

III.	Consolidating Statements of Cash Flows (unaudited)

IV.	Disbursements for Calculating U.S. Trustee Quarterly Fees

V.	Certifications

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings

VII.	Debtor Questionnaire

VIII.	Bank Account Summary

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

Company Guide for Financial Statement Abbreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary are prepared in accordance with Generally Accepted Accounting Principals (“GAAP”) and as such contain both debtor and non-debtor entities. Listed below is a guide to the company abbreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor
HBFCI	HomeBanc Funding Corporation	Debtor
HBFCII	HomeBanc Funding Corporation II	Debtor
HMB	HomeBanc Corporation	Debtor
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor
HBMT 2005-2	HomeBanc Mortgage Trust 2005-2	Non-Debtor
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor
HBAC	HomeBanc Acceptance Corporation	Debtor
HBTP	HomeBanc Title Partners	Non-Debtor
MI Captive	MI Captive	Non-Debtor
HMB Mortgage Partners	HMB Mortgage Partners	Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF JANUARY 31, 2008

(Dollars in Thousands)

	TRS	HBFC I	HBFC II	HBC	HBAC	Elimination	HMB Consolidated
Assets
Cash	4,696	4,073	781	(2,027)	(460)		7,063
Restricted cash	—	—	—	—	—		—
Mortgage loans held for sale, net	4,699	—	—	—	—	—	4,699
Mortgage loans held for investment, net of allowance	—	—	—	—	—		—
Mortgage servicing rights	—	—	—	—	—		—
Receivable from custodian	—	—	—	—			—
Trading securities	500						500
Securities available for sale	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—		—
Accrued interest receivable	—	—	—	—			—
Premises and equipment, net	—	—	—	—	—		—
Goodwill, net	—	—	—	—	—		—
Deferred tax asset, net	—	—	—	—	—	—	—
Accounts receivable from affiliates	—	4,758	—	30,304	—	(35,062)	—
Investment in subsidiaries	—	—	—	393,947	—	(393,947)	—
Other assets	13,363	—	—		—		13,363

Total assets	23,258	8,831	781	422,124	(460)	(429,009)	25,625

Liabilities and shareholders’ equity
Warehouse lines of credit	—				—		—
Repurchase agreements	—			—			—
Loan funding payable	1,478	—	—	—	—		1,478
Accrued interest payable	—	—	—	—			—
Accrued expenses	5,602	—	—	—	—		5,602
Other accounts payable	—	—	—	—	—		—
Accounts payable to affiliates	34,552	—	969		(460)	(35,061)	—
Collateralized debt obligations	—	—	—		—		—
Junior subordinated debentures representing obligation	—			175,260			175,260

Total liabilities	41,632	—	969	175,260	(460)	(35,061)	182,340

Minority interest	64	—	—	—	—		64

Shareholders’ equity:
Preferred stock	—	—	—	47,992	—		47,992
Common stock	—	—	—	571	—		571
Additional paid-in capital	393,898	25	25	278,865	—	(393,948)	278,865
Accumulated deficit	(412,336)	8,806	(213)	(62,560)	—		(466,303)
Treasury stock	—	—	—	(17,904)	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—

Total shareholders’ equity	(18,438)	8,831	(188)	246,964	—	(393,948)	(156,779)

Total liabilities and shareholders’ equity	23,258	8,831	781	422,224	(460)	(429,009)	25,625

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE MONTH ENDED JANUARY 31, 2008

(Dollars in Thousands)

	TRS	HBFC I	HBFC II	HBC	HMB Consolidated
Revenue:
MBS Interest Income		131				131
Other Miscellaneous Income		48				48

Total Revenue		179	—	—	—	179

Expenses:
Professionals		638				638
Insurance		—				—
Contract Personnel		14				14
Data Facility		—				—
Compensation and Benefits		156				156
Financial Systems		77				77
Medical Insurance Run-Off Payments		80				80
Loan Sales Expense		53				53
US Trustee Fees		32				32
Office Rental		—				—
Other Misc Operating Expenses		166				166

Total Expenses		1,216	—	—	—	1,216

Income tax expense		—	—	—	—	—

Net loss		(1,037)	—	—	—	(1,037)

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE ONE MONTH PERIOD ENDED JANUARY 31, 2008

(Dollars in Thousands)

January 31, 2008
Operating activities
Net loss	$(1,037)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Decrease in mortgage loans held for sale, net	712
Increase in other assets	(3)
Decrease in other liabilities	2

Investing activities
Net cash provided by (used in) investing activities	$—

Financing activities
Net cash (used in) provided by financing activities	$—

Net decrease in cash	(326)
Cash and cash equivalents at beginning of period	20,987

Cash and cash equivalents at end of period	$20,661

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

HBMC BALANCE SHEETS (unaudited)

AS OF JANUARY 31, 2007

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Assets
Cash	4,409	176	—	111		4,6%
Restricted cash	—	—	—	—		—
Mortgage loans held for sale, net	4,699	—	—	—		4,699
Mortgage loans held for investment, net	—	—	—	—		—
Mortgage servicing rights, net	—	—	—	—		—
Trading securities	500	—	—	—		500
Accrued interest receivable	—	—	—	—		—
Premises and equipment, net	—	—	—	—		—
Goodwill, net	—	—	—	—		—
Deferred tax asset, net	—	—	—	—		—
Other assets	7,242	—	6,121	—		13,363
A/R from affiliates - ELIMINATED	—	4,246	571	77	(4,894)	—
Investment in subsidiaries - ELIMINATED	751	—	—	—	(751)	—

Total assets	17,601	4,422	6,692	188	(5,645)	23,258

Liabilities and shareholders equity
Warehouse lines of credit	—	—	—	—		—
Repurchase agreements	—					—
Loan funding payable	1,478	—	—	—		1,478
Accrued interest payable	—	—	—	—		—
Accounts payable to affiliates	39,446				(4,894)	34,552
Other liabilities	5,602	—	—	—		5,602
Deferred tax liability		—	—	—	—	—

Total liabilities	46,526	—	—	—	(4,894)	41,632
Minority interest	—	36	—	28		64
Shareholders’ equity:
Additional paid-in capital	393,898	159	658	56	(873)	393,898
Accumulated deficit	(422,823)	4,227	6,034	104	122	(412,336)
Accumulated other comprehensive income	—	—	—	—		—

Total shareholder’s equity	(28,925)	4,386	6,692	160	(751)	(18,438)

Total liabilities and shareholder’s equity	17,601	4,422	6,692	188	(5,645)	23,258

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

HBMC STATEMENTS OF OPERATIONS (unaudited)

FOR THE MONTH ENDED JANUARY 31, 2007

(Dollar in thousands)

	HBMC	HB Title Partners	Ml Captive	HB Mortgage Partner	Elimination	HBMC Consolidated
Revenue:
MBS Interest Income		131				131
Other Miscellaneous Income		48				48

Total Revenue		179	—	—	—	179

Expenses:
Professionals		638				638
Insurance		—				—
Contract Personnel		14				14
Data Facility		—				—
Compensation and Benefits		156				156
Financial Systems		77				77
Medical Insurance Run-Off Payments		80				80
Loan Sales Expense		53				53
US Trustee Fees		32				32
Office Rental		—				—
Other Misc Operating Expenses		166				166

Total Expenses		1,216	—	—	—	1,216
Income tax expense		—	—	—	—	—

Net loss		1,037)	—	—	—	(1,037)

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE ONE MONTH PERIOD ENDED JANUARY 31, 2008

(Dollars in Thousands)

January 31, 2008
Operating activities
Net loss	$(1,037)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Decrease in mortgage loans held for sale, net	712
Increase in other assets	(3)
Decrease in other liabilities	2

Net cash (used in) provided by operating activities	$(326)

Investing activities
Net cash provided by (used in) investing activities	$—

Financing activities
Net cash (used in) provided by financing activities	$—

Net decrease in cash	(326)
Cash and cash equivalents at beginning of period	20,987

Cash and cash equivalents at end of period	$20,661

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

IV. Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	HomeBanc Mortgage Corporation	HomeBanc Corp	HomeBanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners, LLC
Total disbursements during the current month	$1,144	$—	$—	$—	$—	$—
LESS: Transfers to Debtor-in-Possession Accounts	—	—	—	—	—	—
PLUS: Estate Disbursements made by Outside Sources (i.e. from Escrow Accounts)	—	—	—	—	—	—

Total - Disbursements for Calculating U.S. Trustee Quarterly Fees	$1,144	$—	$—	$—	$—	$—

Note: Cash disbursements are made from HomeBanc Mortgage Corporation only

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

VI. Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousands)

Accounts Receivable Agings as of Current Month-end

Amount
Current (due during next 30 days)	—
Past Due 1-30 Days	—
Past Due 31-60 Days	—
Past Due 61-90 Days	—
Past Due Over 90 Days	—
Open Receivables (non-aged)	—

Total Accounts Receivable	$—

Post-petition Accounts Payable as of Current Month-end

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable - Trade	$—	$—	$—	$—	$—	$—

Note: all post-petition trade payable invoices received were paid as of month end

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

V. Certifications

A. Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ January 31, 2008 bank balances have been reconciled in an accurate and timely manner.

B. Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:
Donald R. Ramon
Senior Vice President and Controller

Date:	March 28, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

VII. Debtor Questionnaire

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		xxx

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		xxx

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	xxx

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	xxx

Notes:

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

Bank Account Summary

See attached sheets that follow

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	January 1, 2008-
January 31, 2008

Bank Account Name	Account Owner	Account Number	Ledger Balance
			(amounts in 000’s)
		2080000697499/2000036086601/
Wachovia Master Cash	HBMC	2080000697596	607
Wachovia Wind Down Budget DIP	HBMC	2000036086203	818
JPMC Operating	HBMC	113207618	(157)
Wachovia - Restricted Cash Dekalb Co.	HBMC	2000036086656	84
JPMC Liquid Funding Collection	HBMC	709382329	10
JPMC Aggregation Collection	HBMC	730142627	3,047
HomeBanc Title Partners Operating	HB Mtg Partners	Non-Debtor	176
Wachovia Operating	HBMP	2000032602937	111
Wachovia Master Cash	HBFCI	2000015260642	4,073
Wachovia Master Cash	HBFCII	2000015260655	781
Wachovia Master Cash	HMB	2000016950090	(2,818)
JPMC - Operating	HMB	1133398359	82
JPMC MBS Settlement Clearing	HMB	66656222	709
Wachovia Master Cash	HBAC	2000015260846	(460)

			7,063

Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ December 31, 2007 bank balances have been reconciled in an accurate and timely manner.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors in possession

By:
Donald R. Ramon
Senior Vice President and Controller

Date:	March 28, 2008